Exhibit 10.2
                     SOFTWARE LICENSE AND SERVICES AGREEMENT


This Software License and Services Agreement is made as of June 30, 2004 ("Effective Date") by and between PeopleSoft USA, Inc. ("PeopleSoft"), a Colorado corporation having a principal place of business at 4460 Hacienda Drive, P.O. Box 8018, Pleasanton, California 94588-8618 and ("Licensee"), a Delaware corporation having a principal place of business at 16115 Northwest 52nd Avenue; Miami, FL 33014.

1.       LICENSE
1.1 PeopleSoft grants Licensee a perpetual (except as otherwise stated in Section 6), irrevocable (except as otherwise stated in Section 6), nonexclusive, nontransferable license to:

         (a) make and run copies of the Software for Licensee's internal data processing operations on one or more servers and/or workstations located at facilities owned or leased by Licensee or its Designates in the Territory;
         (b)      access and use the Software and provide access to Designates;
         (c) modify or merge the Software with other software, and use such modified or merged software;
         (d) make and use copies of, and modify, the Documentation and use such Documentation as modified;
         (e) provide access to the Software to third parties that have a need to access the Software in the course of providing services to Licensee concerning Licensee's use of the Software subject to the terms and conditions specified herein, including, without limitation, Section 9.4

No modification or merger of the Software with other software or modification of the Documentation, however extensive, shall diminish PeopleSoft's or its licensors' right, title or interest in the Software and Documentation.
1.2 PeopleSoft shall provide Licensee with the number of copies of the Software as specified in the applicable Schedule(s), and shall provide Licensee with an equal number of copies of the Documentation.

2.       LIMITATIONS ON LICENSE
         2.1 Except as otherwise specified in this Agreement, Licensee shall not:
         a. Intentionally access or use any portion of the Software delivered by PeopleSoft but not expressly licensed and paid for by Licensee;
         b. Intentionally access or use any Software, except through enterprise integration points documented by PeopleSoft;
         c. Cause or permit decompilation or reverse assembly of all or any portion of the Software, except as expressly permitted by applicable law;
         d. Disclose or publish performance benchmark results for Software (as delivered or subsequently modified) without PeopleSoft's prior written consent;
         e. Transfer the Software to a different software database platform or operating system, except as may be specifically provided for in the Schedule;
         f. Export or use the Software or Documentation in violation of U.S., Canadian, or other applicable laws or regulations, including the U.S. Department of Commerce export administration regulations;
         g. Use or authorize the use of, the Software except as expressly permitted herein;
         h. Use Third Party Software except solely in conjunction with the Software;
         i. Delete, fail to reproduce or modify, any patent, copyright, trademark or other proprietary rights notices which appear on or in the Software or Documentation;
         j. Directly or indirectly, sublicense, relicense, distribute, disclose, use, rent or lease the Software or Documentation, or any portion thereof, for third party use, third party training, facilities management, time-sharing, use as an application service provider, or service bureau use; or
         k. Use the Software to create new applications, modules, products or services.
2.2      PeopleSoft reserves all rights not expressly granted in this Agreement.

3.       FEES AND PAYMENT TERMS
3.1 Except as otherwise specified in a Schedule and/or this Agreement, Licensee shall pay, or cause a third party to pay, PeopleSoft one hundred percent (100%) of Total Fees (as specified on the applicable Schedule) on or before that date which is thirty (30) calendar days after the receipt of PeopleSoft's invoice. Unless explicitly stated in this Schedule and/or the Agreement, all fees specified herein: (i) are non-cancelable, non-refundable and non-contingent; (ii) are payable in U.S. dollars; and (iii) shall be sent to the attention of PeopleSoft's Accounts Receivable Department. Payments which are not received on the due date shall bear interest at the lesser of eighteen percent (18%) per annum or the maximum rate allowed under applicable law.
3.2 Excluding taxes based on PeopleSoft's income, Licensee is liable for all taxes relating to the Software, Documentation, and/or Services whether or not PeopleSoft invoices Licensee for such taxes, duties or customs fees, unless Licensee has provided PeopleSoft with a valid tax exemption or direct pay certificate which exempts Licensee from such payments.
3.3 PeopleSoft reserves the right to withhold performance of any obligations, whether arising under this Agreement or otherwise, and/or change its credit terms, in the event of Licensee's nonpayment when due of any amounts owed to PeopleSoft and such nonpayment remains uncured for more than thirty (30) days after written notice thereof.
3.4 If Licensee's internal procedures require that a purchase order be issued as a prerequisite to payment of any amounts due to PeopleSoft, it will timely issue such purchase order and inform PeopleSoft of the number and amount thereof. Licensee agrees that the absence of a purchase order, other ordering document or administrative procedure may not be raised as a defense to avoid or impair the performance of any of Licensee's obligations hereunder, including payment of amounts owed to PeopleSoft.

4.       TITLE AND PROTECTION
4.1 The Software and Documentation contain valuable intellectual property rights and proprietary information. PeopleSoft (or its licensors) retains title to the Software and Documentation, and all copyright and other rights to all portions of the Software and Documentation, and all modifications and alterations thereto, and all copies thereof. Licensee is not obligated to notify or disclose PeopleSoft of its modifications.

Except as specified herein, Licensee does not acquire any rights, express or implied, in the Software and Documentation, and has no right to commercialize or transfer any Software or Documentation, in whole or in part, or any modifications or alterations thereto. No license, right, or interest in any PeopleSoft trademark, trade name, or service mark is granted pursuant to this Agreement.

4.2 Title to the physical media for the Software and the Documentation vests in Licensee upon PeopleSoft's shipment to Licensee.

4.3 The Software was developed at private expense, is commercial, and is published and copyrighted. The Software may be transferred to the U.S. government only with the prior written consent of an officer of PeopleSoft and solely with "Restricted Rights" as that term is defined in FAR 52.227-19(c)(2) (or DFAR 252.227-202.32 (c)(1) if the transfer is to a defense-related agency) or subsequent citation. If Licensee is an agency of the United States government or licensing the Software for operation on behalf of the United States government, the Software is licensed to Licensee with rights no greater than those set forth in Federal Acquisition Regulation 52.227-19(c)(2) [or DFAR 252.227-7202.32 (c)(1) if the Licensee is a defense-related agency] or subsequent citation.

5.       INDEMNITIES
5.1 PeopleSoft will defend and indemnify (including the associated legal expenses) Licensee, its Affiliates and their respective officers, directors, employees, agents, successors and assigns against any claims by third parties for damages incurred by such third parties alleging that the Software infringes the third party's intellectual property rights ("Indemnified Claim"). Licensee will give PeopleSoft prompt written notice of such claim, and information, reasonable assistance, and the sole authority to defend or settle such claim.

In addition to the obligations stated above, in the event that PeopleSoft becomes aware of an actual or potential Indemnified Claim, PeopleSoft shall, in its reasonable judgment and in a commercially reasonable timeframe, and at its option and expense either: (i) obtain for Licensee the right to continue using the allegedly infringing Software; or (ii) replace or modify the allegedly infringing Software so that it becomes noninfringing while providing substantially similar functionality.

PeopleSoft will have no obligation to defend or indemnify Licensee in the event that Licensee agrees to settle any infringement claim without the prior written consent of the General Counsel for PeopleSoft, Inc. (which shall not be unreasonably withheld) or for any liability arising out of or relating to any allegations or claims of infringement, to the extent the alleged infringement is based on: (a) a modification of the Software by anyone other than PeopleSoft or its agents that is not an Update; (b) use of the Software other than in accordance with the Documentation or the terms of this Agreement; (c) use of a release of the Software no longer supported by PeopleSoft because PeopleSoft has replaced or modified the Software so as to make it non-infringing; provided Licensee was notified by PeopleSoft of the potential infringement and the availability of such replacement or modification, and given a reasonable opportunity to implement the replacement or modification prior to the use which serves as the basis for the claim of infringement; (d) use of a release of the Software without having implemented all Updates provided by PeopleSoft, the use of which would have cured the alleged infringement; (e) exclusively on any Third Party Software, unless otherwise specified in a Schedule; (f) use of the Software in combination with any other hardware, software (other than Third Party Software) or material where, absent such combination, the Software would not be infringing, or (g) Software or Services for which PeopleSoft has not been paid in accordance with the terms of this Agreement. This Section states PeopleSoft's entire liability for actual or alleged infringements and Licensee's sole and exclusive remedy in relation thereto.

5.2 Licensee will defend and indemnify PeopleSoft against any claims by third parties for damages incurred by such third parties, alleging that any data or materials produced and/or distributed and/or received in any media resulting from use of the Software: (i) are factually inaccurate, misleading or deceptive;
(ii) infringe or misappropriate any intellectual property rights any third party; (iii) are libelous, defamatory, obscene or pornographic, (iv) comprise unsolicited commercial e-mail or spam, or (v) violate civil or criminal laws or regulations, including those regulating the use and distribution of content on the Internet and protection of personal privacy, provided that such claims are not solely attributable to a nonconformity of the Software to perform substantially in accordance with the Documentation or to the Software violating any civil or criminal laws or regulations. PeopleSoft will give Licensee prompt written notice of such claim and information, reasonable assistance, and the sole authority to defend or settle such claim.
5.3 EXCEPT FOR LICENSEE'S INFRINGEMENT OF PEOPLESOFT'S INTELLECTUAL PROPERTY RIGHTS, THE FOREGOING PROVISIONS OF THIS SECTION ENTITLED "INDEMNITIES" STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF THE PARTIES, AND THE EXCLUSIVE REMEDY OF THE INDEMNIFIED PARTY, WITH RESPECT TO ANY ACTUAL OR ALLEGED INFRINGEMENT OR MISAPPROPRIATION OF ANY INTELLECTUAL PROPERTY OR OTHER PROPRIETARY RIGHTS.

6.       TERM AND TERMINATION
6.1 This Agreement will remain in effect perpetually unless and until terminated pursuant to this Section entitled "Term and Termination".
6.2 Either party may terminate this Agreement in the event of the other party's failure to materially comply with any term of this Agreement and such noncompliance remains uncured for more than thirty (30) days after written notice thereof.
6.3 Upon termination, Licensee shall immediately cease using and destroy or return to PeopleSoft all copies of PeopleSoft's Confidential Information, including, without limitation, Software and Documentation in any form, including partial copies and modified versions, and shall certify in writing to PeopleSoft that all such copies have been destroyed or returned.
6.4 Except as expressly provided otherwise in this Agreement, (i) all remedies available to either party are cumulative and not exclusive; and (ii) termination of this Agreement or any license shall not limit either party from pursuing other remedies available to it, including injunctive relief. Upon termination, all amounts owed under this Agreement and all Schedules shall immediately become due and payable.

7.       LIMITED WARRANTY
7.1 PeopleSoft warrants that the Software, as delivered to Licensee, for a period of eighteen (18) months from the applicable Schedule Effective Date will perform substantially in accordance with the Documentation, provided that: (a) Licensee remains a compliant, continuous subscriber to Support Services and has installed all maintenance Updates provided by PeopleSoft, which would have cured the alleged nonconformity to perform in accordance with the Documentation; (b) Licensee is using the Software in accordance with the Documentation; (c) any error or defect detected is reproducible by PeopleSoft; (d) the performance issue, error or defect does not relate exclusively to Third Party Software; and
(e) Licensee notifies PeopleSoft of such nonconformance within the warranty period or within thirty days following expiration of the warranty period.

PeopleSoft warrants that it has title to, or the authority to grant a license to, the Software, excluding Third Party Software, to Licensee in accordance with the terms of this Agreement. As to Third Party Software, PeopleSoft warrants that it is licensed by the third party that has licensed the Third Party Software to PeopleSoft, to sublicense such Third Party

Software to Licensee pursuant to the terms of this Agreement. Licensee's sole and exclusive remedy for any breach of the foregoing warranties shall be the remedy set forth in Section 7. of this Agreement.

PEOPLESOFT DOES NOT WARRANT THAT THE SOFTWARE IS ERROR-FREE OR THAT THE SOFTWARE WILL RUN UNINTERRUPTED, OR THAT ALL SOFTWARE ERRORS CAN OR WILL BE CORRECTED.

PeopleSoft warrants that the execution, delivery and performance of this Agreement has been duly and validly authorized by all necessary corporate action of the part of PeopleSoft (none of which actions have been modified or rescinded, and all of which actions are in full force and effect), and that this Agreement constitutes a valid and binding obligation of PeopleSoft enforceable in accordance with its terms.

Licensee warrants that the execution, delivery and performance of this Agreement has been duly and validly authorized by all necessary corporate action of the part of Licensee (none of which actions have been modified or rescinded, and all of which actions are in full force and effect), and that this Agreement constitutes a valid and binding obligation of Licensee enforceable in accordance with its terms.

7.2 PeopleSoft warrants that the Services will be performed consistent with generally accepted industry standards, provided that Licensee notifies PeopleSoft within one (1) month of performance of the Services that Licensee believes such Services were not performed consistent with generally accepted industry standards. PeopleSoft warrants that the Support Services will be performed in accordance with PeopleSoft's Support Services Terms and Conditions as specified in the Exhibit attached hereto. No specific result from the provision of such Services is assured or guaranteed.
7.3 For any breach of the warranties contained in this Agreement, PeopleSoft shall, in addition to any and all other remedies available at law or in equity:
7.3.1 For Services, at PeopleSoft's sole option, (i) the reperformance of the Services which were not as warranted at no additional charge by PeopleSoft to Licensee, or (ii) refund of the fees paid to PeopleSoft for the Services which were not as warranted.
7.3.2 For Software which does not conform to the warranties contained in this Agreement, PeopleSoft will, at its sole option, and provided Licensee otherwise complies with the terms of this Agreement: repair or replace the nonconforming Software within a commercially reasonable period of time after receiving notice from Licensee of such nonconformance.
7.4 Licensee accepts sole responsibility for (i) Licensee's system configuration, design and requirements, (ii) the selection of the Software to achieve Licensee's intended results, and (iii) modifications, changes or alterations to the Software by anyone other than PeopleSoft or its agents that is not an Update. Licensee acknowledges that it has had an opportunity to review the Documentation, it understands the functionality of the Software and its ability to work with Licensee's systems and to support Licensee's business, and that it has made its own evaluation in deciding to license the Software.
7.5 PeopleSoft will pass through to Licensee, to the fullest extent possible, the warranties from PeopleSoft's licensors as they relate to Third Party Software.
7.6 EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY SCHEDULE HERETO), NEITHER PARTY MAKES ANY WARRANTIES OR CONDITIONS OF ANY KIND, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO THIS AGREEMENT, THE SOFTWARE, DOCUMENTATION, OR ANY SERVICES PROVIDED HEREUNDER INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT, AND EACH PARTY EXPRESSLY DISCLAIMS ANY SUCH WARRANTIES AND CONDITIONS.

8.       LIMITATION OF LIABILITY
EXCEPT FOR CLAIMS: (I) ALLEGEDLY ARISING OUT OF INFRINGEMENT, OR MISUSE OF EITHER PARTY'S INTELLECTUAL PROPERTY OR PROPRIETARY RIGHTS OR THEIR USE IN A MANNER WHICH IS INCONSISTENT WITH THE TERMS OF THIS AGREEMENT; (II) ALLEGEDLY ARISING OUT OF EITHER PARTY'S VIOLATION OF UNITED STATES OR OTHER LAWS APPLICABLE TO THE SOFTWARE OR DOCUMENTATION, INCLUDING U.S. DEPARTMENT OF COMMERCE EXPORT ADMINISTRATION REGULATIONS; AND (III) BY THIRD PARTIES RECOVERABLE BY LICENSEE UNDER THE SECTION ENTITLED, "INTELLECTUAL PROPERTY INDEMNITY";, NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, OR DAMAGES RESULTING FROM LOST DATA OR LOST PROFITS, HOWEVER ARISING, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

EXCEPT FOR CLAIMS: (I) ALLEGEDLY ARISING OUT OF INFRINGEMENT, OR MISUSE OF EITHER PARTY'S INTELLECTUAL PROPERTY OR PROPRIETARY RIGHTS OR THEIR USE IN A MANNER WHICH IS INCONSISTENT WITH THE TERMS OF THIS AGREEMENT; (II) ALLEGEDLY ARISING OUT OF EITHER PARTY'S VIOLATION OF UNITED STATES OR OTHER LAWS APPLICABLE TO THE SOFTWARE OR DOCUMENTATION, INCLUDING U.S. DEPARTMENT OF COMMERCE EXPORT ADMINISTRATION REGULATIONS; (III) BY THIRD PARTIES RECOVERABLE BY LICENSEE UNDER THE SECTION ENTITLED, "INTELLECTUAL PROPERTY INDEMNITY"; AND
(IV) NONPAYMENT OF AMOUNTS OWED TO EITHER PARTY, NEITHER PARTY'S LIABILITY FOR DAMAGES ARISING OUT OF, RELATING TO OR IN ANY WAY CONNECTED WITH THE RELATIONSHIP OF THE PARTIES, THIS AGREEMENT, ITS NEGOTIATION OR TERMINATION, OR THE PROVISION OR NON-PROVISION OF SOFTWARE, DOCUMENTATION OR SERVICES (WHETHER IN CONTRACT, TORT, OR OTHERWISE) SHALL EXCEED TWO (2) TIMES THE AGGREGATE AMOUNT PAID BY LICENSEE TO PEOPLESOFT UNDER THE APPLICABLE SCHEDULE FROM WHICH THE CLAIM AROSE. THE PARTIES AGREE TO THE ALLOCATION OF LIABILITY SET FORTH IN THIS SECTION ENTITLED "LIMITATION OF LIABILITY". LICENSEE ACKNOWLEDGES THAT WITHOUT ITS AGREEMENT TO THE LIMITATIONS CONTAINED HEREIN, THE FEES CHARGED FOR THE SOFTWARE AND SERVICES WOULD BE HIGHER.

9.       NONDISCLOSURE OBLIGATIONS
9.1      Definitions.
(a) PeopleSoft's Confidential Information includes, without limitation, the Software, object and source code for the Software, and any associated documentation; information concerning PeopleSoft's plans for products or functionality, or service offerings; business polices or practices; information identified as proprietary or confidential to PeopleSoft; any agreements and the terms, conditions, and pricing contained in the agreement(s); information received from others that PeopleSoft has agreed to keep confidential or to not disclose; PeopleSoft's research activities and plans, marketing and sales plans, strategic plans, forecasts, training materials, pricing and pricing strategies, methods of operation, internal controls, security procedures, licensee lists; unpublished financial information; and information presented to Licensee in focus groups, guide groups, or other advisory groups sponsored by PeopleSoft or its customers.

(b) Licensee's Confidential Information means any and all information disclosed by Licensee to PeopleSoft which is identified as confidential or proprietary, including information concerning Licensee's plans for products or service offerings; business polices or practices; information identified as proprietary or confidential to Licensee; Licensee's research activities and plans, marketing and sales plans, strategic plans, forecasts, methods of operation, internal controls, security procedures, Licensee customer lists; and unpublished financial information;

(c) Discloser is the party that is disclosing Confidential Information.

(d) Recipient is the party that is receiving Confidential Information.

9.2 During the course of the parties' relationship, they may have access to Confidential Information of the other. Recipient will not disclose Discloser's Confidential Information, orally or in writing, to any third party without the prior written consent of Discloser, except as provided below. The parties will protect each other's Confidential Information with at least the same degree of care and confidentiality, but not less than a reasonable standard of care, which the Recipient utilizes for its own information that it does not wish disclosed to others. Recipient shall use Discloser's Confidential Information only to the extent necessary to exercise its rights or perform its obligations hereunder.
9.3 The Agreement imposes no obligation on Recipient with respect to Discloser's Confidential Information that Recipient can establish by legally sufficient evidence: (a) was, prior to receipt from Discloser, in the possession of, or rightfully known by Recipient, without an obligation to Discloser to maintain its confidentiality; (b) is or becomes generally known to the public or comes into the public domain without violation of the Agreement or without a violation of an obligation of confidentiality owed to the Discloser; or (c) is obtained by Recipient in good faith from a third party having the right to disclose it without an obligation of confidentiality to Discloser. For purposes of this Section, a disclosure of Confidential Information will not render the Confidential Information "generally known to the public" when the (i) disclosure is enjoined by Discloser, (ii) disclosure is the subject of a written settlement agreement between Discloser and a third party resolving a dispute between Discloser and such third party as to the alleged wrongful disclosure of the Confidential Information, provided that such information remains confidential pursuant to the terms of the settlement, or (iii) disclosing party is held liable to Discloser for damages in an action alleging wrongful disclosure or misappropriation of the Confidential Information.
9.4 Recipient may provide access to and use of the Discloser's Confidential Information only to those third parties that have a need to use and access the Confidential Information in the course of providing services to Recipient concerning

Licensee's use of the Software and have agreed to non-disclosure obligations substantially similar to those contained herein. Disclosure of Discloser's Confidential Information by any such third party will be deemed a breach by Recipient hereunder. To the extent Recipient may be required to disclose Confidential Information in a legal proceeding, Recipient may make such disclosure provided that Recipient notifies Discloser of such requirement prior to disclosure and makes diligent efforts to avoid and/or limit disclosure, and cooperates with Discloser in seeking a protective order.
9.5 The Recipient will not obtain, by virtue of the Agreement, any right, title, or interest in any Confidential Information of the Discloser, except as expressly provided herein. Immediately on termination of the Agreement, each party will certify in writing to the other that all copies of Confidential Information in any form, including partial copies, have been destroyed or returned to the Discloser, unless explicitly permitted in writing otherwise by the Discloser.
9.6. ALL CONFIDENTIAL INFORMATION PROVIDED TO THE RECIPIENT IS "AS-IS" AND WITHOUT WARRANTY OR CONDITION OF ANY KIND, UNLESS EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT.

10.      NOTICE
All notices required by this Agreement shall be in writing and sent by regular mail, certified mail, overnight courier, personal delivery, or facsimile (if confirmed by regular mail, certified mail, overnight courier, or personal delivery) to the addresses indicated on the first page of this Agreement, or such other address as either party may indicate by at least ten (10) days prior written notice to the other party. Notices to PeopleSoft shall be sent to the attention of PeopleSoft's General Counsel. Notice will be effective on the date shown on the delivery receipt or facsimile confirmation or, if sent by regular mail or where there is no written evidence of delivery, on actual receipt or refusal of receipt.

11.      ASSIGNMENT
Licensee may not assign or transfer this Agreement (by operation of law, as a result of a change of control, or otherwise), grant a security interest in the Software, or sublicense the Software without the prior written consent of PeopleSoft (such consent not to be unreasonably withheld or delayed), and any such assignment, grant or sublicense without such consent shall be null and void. Notwithstanding the foregoing, in the event of a merger, consolidation or acquisition of all or substantially all of the assets or stock of Licensee, Licensee may assign its rights under this Agreement to the resulting entity upon written notice to PeopleSoft, provided that such entity: (a) is not a PeopleSoft competitor; (b) is not an entity that has failed to, or is unable or unwilling to, protect the confidentiality of the Software or PeopleSoft's intellectual property and proprietary rights; (c) possesses sufficient resources (financial or otherwise) to perform Licensee's obligations under this Agreement; (d) is not a Licensee of PeopleSoft Software; and (e) signs an amendment with PeopleSoft assuming all of the obligations of Licensee under this Agreement. In addition, Licensee understands and agrees that a condition of assignment shall be the payment of additional license fees in accordance with PeopleSoft's pricing in effect at the time of the assignment, including any fees owed to expand the scope of use for this Agreement and the applicable Schedule(s) beyond the scope of use of the original licensing entity.

12.      SURVIVABILITY
The terms of Sections herein entitled "Title and Protection", "Term and Termination", "Limited Warranty", "Limitation of Liability", "Nondisclosure Obligations", "Indemnities" (with respect to claims arising from use of the Software during the term of the Agreement) "Notice", "Survivability", "General", and "Definitions" shall survive termination of this Agreement.

13.      GENERAL
The Agreement is made in and will be governed by the laws of the State of California, without regard to its choice of law principles, and without regard to the provisions of any state Uniform Computer Information Transactions Act or similar federal or state laws or regulations. The parties expressly disclaim the application of the United Nations Convention on Contracts for the International Sale of Goods. Exclusive jurisdiction and venue of any actions arising out of, or relating to or in any way connected with the Agreement, its negotiation or termination, or Software, Documentation or Services provided or to be provided by PeopleSoft, will be in Santa Clara County, California if in state court, and in the Northern District of California if in Federal Court. In any litigation in which the parties are adverse, the parties agree to waive their respective rights to a trial by jury. The section headings herein are provided for convenience only and have no substantive effect on the construction of the Agreement. The Agreement may be amended only by a written document executed by a duly authorized representative of each of the parties, unless expressly provided otherwise herein. No purchase order or other document that purports to modify or supplement the Agreement or any Schedule will add to or vary the terms of the Agreement or Schedule, and all proposed variations or additions (whether submitted by PeopleSoft or Licensee) are deemed material and objected to unless otherwise agreed to in a writing signed by both parties. Except for (i) Licensee's failure to assume its obligations for taxes; (ii) nonpayment of amounts owed to either party; or (iii) breach of PeopleSoft's or its licensors' rights in the Software or Documentation or either party's Confidential Information obligations, neither party will be liable for any failure to perform due to causes beyond its reasonable control. If any provision of the Agreement is held to be unenforceable, the Agreement will be construed without such provision. The failure by a party to exercise or enforce any right hereunder will not operate as a waiver of such party's right to exercise or enforce such right or any other right in the future. Except for actions for: (i) Licensee's failure to assume its obligations for taxes; (ii) nonpayment of amounts owed to either party; or (iii) breach of PeopleSoft's or its licensors' rights in the Software or Documentation or either party's Confidential Information obligations, no action, regardless of form, arising out of, relating to or in any way connected with the Agreement, Software, Documentation or Services provided or to be provided by PeopleSoft may be brought by either party more than one (1) year after the cause of action has accrued. For a period of six (6) months from the Effective Date and each Schedule Effective Date, either party may individually issue a press release discussing Licensee's plans to use, or the use of, PeopleSoft's Software or Services, and/or any publicly available information describing Licensee's or PeopleSoft's businesses, products or services. Licensee consents to the use of its name on PeopleSoft customer lists. The Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and may not be modified by custom and usage. The Agreement replaces and supersedes any prior verbal or written understandings, communications, and representations between the parties, except for confidentiality agreements between the parties. To the extent there is any conflict between the terms of the Agreement and any previously executed confidentiality agreement, the terms providing the most protection to PeopleSoft's confidential information will control. Transmitted copies are considered documents equivalent to original documents. PeopleSoft reserves the right to audit Licensee's use of the Software no more frequently than once annually at PeopleSoft's expense. All audits shall be conducted during regular business hours at Licensee's facilities and shall not unreasonably interfere with Licensee's business activities. PeopleSoft shall schedule any such audits at least fifteen (15) days in advance.

The prevailing party in any legal proceeding related to this Agreement shall be entitled to recover from the other party reasonable attorneys fees and costs.

14.      DEFINITIONS
"Affiliates" shall mean those legal entities which Licensee has the ability to bind to the terms and conditions of this Agreement and in which Licensee owns or controls, directly or indirectly, more than fifty percent (50%) of such entity's outstanding shares or securities (representing the right to vote for the election of directors or other managing authority).

"Agreement" means this Agreement, and any exhibits and amendments thereto, in combination with a Schedule(s). Each Schedule with the terms of this Agreement, and any exhibits and amendments thereto, is a separate and independent contractual obligation of PeopleSoft from any other Schedule.

"Designates" means Licensee's customers, suppliers, vendors, benefits providers and other such third parties providing goods or services to Licensee that Licensee may provide with a right to access the Software to facilitate Licensee's use of the Software consistent with the terms of this Agreement. In no event shall a Designate have the right to (i) install the Software on a server, workstation or other computer, (ii) access or use the Software to run its internal data or support its internal operations except as such access or use relates to Licensee's use of the Software consistent with the terms of this Agreement, or (iii) access the source code for the Software. A breach by a Designate will be considered a breach by Licensee.

"Documentation" means the technical publications relating to the Software, such as reference, user, installation, systems administrator and technical guides, delivered by PeopleSoft to Licensee as of the applicable Schedule Effective Date and incorporated herein by reference.

"Insolvency" means (i) Licensee's general failure or inability to pay its debts as they become due, cessation of its business, or admission of its inability to pay its debts, (ii) the commencement of a case, by or against Licensee, under Title 11 of the United States Code (or any other similar proceeding for the arrangement, adjustment or composition of debts under any state, federal or foreign law providing for the relief of debtors), (iii) the appointment of, assignment to, or the taking of possession by, a receiver, trustee, assignee, custodian, liquidator, sequestrator or other similar agent or officer of Licensee, or of all or a substantial part of its property, or (iv) any corporate action by Licensee to authorize any of the actions in clauses (ii) and (iii) hereof.

"Schedule(s)" means the schedule(s) or amendment executed by the parties and which references this Agreement.

"Services" means installation, Support Services and/or training provided by PeopleSoft or its subcontractors to Licensee.

"Software" means all or any portion of the binary computer software programs and related source code (except as otherwise provided in a Schedule), listed on the applicable Schedule as being licensed by Licensee, or otherwise indicated in the Agreement as being licensed by Licensee, available as of the Schedule Effective Date, which is delivered by PeopleSoft to Licensee, including Tools and Third Party Software. Software does not include source code for Third Party Software or Tools. Software also includes Updates, if any. Unless specifically stated otherwise, all Software is delivered to Licensee only if and when generally commercially available.

"Support Services" means the particular services offered by PeopleSoft and selected by Licensee which are designed to support the Supportable Modules and the standard terms and conditions thereto, in effect on the date services are rendered. Different levels of Support Services may be offered.

"Supportable Modules" are those Software modules for which PeopleSoft offers Support Services, and are comprised of (i) Software excluding the Third Party Software modules; (ii) Tools; and (iii) those Third Party Software modules specifically designated in the Schedule as "Supportable Modules".

"Territory" means the geographic area set forth in the applicable Schedule in which Licensee may install and run the Software on servers for use by Licensee. Notwithstanding anything in the Agreement to the contrary, Territory shall not include any country to which export is prohibited by United States, Canadian or other applicable laws and regulations.

 "Third Party Software" means that portion of the Software sublicensed and delivered by PeopleSoft to Licensee and actually used by Licensee, designated in a Schedule as having a manufacturer other than PeopleSoft.

"Tools" means the software application programming tools in object code form, from which the Software, excluding Third Party Software, is designed, which is delivered by PeopleSoft to Licensee. Tools includes PeopleTools, but does not include source code or software application programming tools for Third Party Software.

"Transmitted Copies" means this Agreement, including any Schedules and other ordering documents which are (i) copied or reproduced and transmitted via photocopy, facsimile or process that accurately transmits the original documents; and (ii) accepted by PeopleSoft.

 "Updates" means those subsequent releases of the Software and Documentation which are generally made available to licensees of the Software, as part of Support Services at no additional charge, other than the fees for Support Services, media and handling charges. Updates shall not include any releases, enhancements, functionality or products which PeopleSoft licenses separately or charges for separate from Support Services. The use of an Update may be subject to additional terms and Licensee may be required to agree to such terms in writing prior to receiving an Update. Updates are delivered only if and when available.

The undersigned represent and warrant that they are authorized as representatives of the party on whose behalf they are signing to sign this Software License and Services Agreement and to bind their respective party thereto.

ALL AMERICAN SEMICONDUCTOR, INC.           PEOPLESOFT USA, INC.

/s/ HOWARD L. FLANDERS                     /s/ ROBERT DICRISTINA
------------------------------------       -------------------------------------
authorized Signature                       Authorized Signature

Howard L. Flanders, EVP & CFO
------------------------------------       -------------------------------------
Printed Name and Title                     Printed Name and Title

             Software Support Services Terms and Conditions Exhibit

                                       to

          Software License and Services Agreement, Dated June 30, 2004

                                 by and between

            PeopleSoft USA, Inc. and All American Semiconductor, Inc.

                    (Attached hereto and made a part hereof)

Software Support Services Terms and Conditions

Standard Support Services


Standard Support Services Coverage. PeopleSoft will provide the following services to Licensees who have subscribed to Standard Support Services, provided Licensee fulfills the Licensee Obligations.
     1. Software Maintenance-PeopleSoft will periodically issue Fixes to Errors and Updates to Software.
     2. Designated Employees-Licensee may designate a maximum of four (4) employees who are responsible for resolving user issues, and only such designated employees may contact PeopleSoft for the provision of Support Services.
     3. Priority Level of Errors-Errors will be addressed in accordance with the following protocols:
              Priority l Errors - PeopleSoft shall make reasonable attempts to acknowledge Priority 1 cases within two (2) hours from the time that the case was placed and to initiate the following procedures:
              (1) assign PeopleSoft specialists to commence correction of the Error; (2) provide ongoing communication on the status of the corrections; and (3) commence to provide a Workaround or a Fix. Priority 2 Errors-PeopleSoft shall make reasonable attempts to acknowledge Priority 2 cases within six (6) hours from the time that the case was placed and to initiate the following procedures:
              (1) assign a PeopleSoft specialist to commence correction of the Error; (2) commence to provide a Workaround or a Fix; and (3) provide escalation procedures as reasonably determined by PeopleSoft support staff.

              Priority 3 Errors-PeopleSoft shall make reasonable attempts to acknowledge Priority 3 cases within twenty four (24) hours from the time the case was placed.
     4. Escalation Process - If Licensee's attempts to have an Error resolved are not successful or have not proven satisfactory, or if there are extenuating circumstances which change the priority of an Error, the following escalation procedures shall apply:

              During Business Hours - If circumstances cause the Error to be more critical, Licensee will contact the assigned PeopleSoft application support specialist. If by discussing the Error with the assigned support specialist, Licensee believes the assigned support specialist is not providing an appropriate response likely to resolve the Error, Licensee may request that the support specialist escalate the case to a PeopleSoft application support manager.

              The on-call support specialist will refer cases to the after-hours support line. If the Error is critically affecting the License's production system, the on-call support specialist will work to the best of his ability to resolve it. This may include:
                  a. Contacting the backup on-call specialist;
                  b. Contacting a member of the application support group;
                  c. Calling the application support manager who will then,
                  d. Escalate the Error to the attention of the development
                     product manager, who may
                  e. Call the individual developer on their team having the
                     skill to resolve coding Errors.

              If the case is not critical in nature, the specialist will inform Licensee that the Error will be handled during the next business day. The on-call specialist will not help resolve problems resulting solely from Licensee's procedures and operating methods.

              Licensee will be responsible for problems caused by its own actions, and the associated time spent by PeopleSoft. The terms of this Section set forth Licensee's sole and exclusive remedy regarding response times and escalation of issues.

     5. Telephone Support -PeopleSoft provides telephone support concerning use of the Software. Except for designated holidays, PeopleSoft's standard United States Global Support Center telephone hours are Monday through Friday, 4:00 a.m. to 6:00 p.m., Pacific Time. PeopleSoft's Customer Services Guide identifies other Global Support Center locations and local operating hours. Telephone Support is also available 24-hours-a-day, 7-days-a-week for in-production customers who need to resolve Priority 1 Errors outside of standard support hours.
     6.   PeopleSoft Customer ConnectionSM
               a. PeopleSoft Customer ConnectionSM is an on-line system that permits Licensee to log cases to PeopleSoft and features postings by PeopleSoft and customers regarding technical and non-technical topics of interest. Licensee may access PeopleSoft Customer ConnectionSM via internet access at its own expense. Licensee assumes all risk related to and arising out of accessing PeopleSoft Customer ConnectionSM.
               b. Updates and Fixes may be delivered to Licensee through PeopleSoft Customer ConnectionSM, or by mail from PeopleSoft upon Licensee's written request. PeopleSoft information posted to Customer ConnectionSM is confidential and proprietary and shall only be used in connection with Licensee's use of the Software and informational communications with other PeopleSoft Customer ConnectionSM participants. PeopleSoft shall have the right to publish, modify and distribute any information or software provided by Licensee to Customer ConnectionSM in all languages. Licensee shall not use PeopleSoft Customer ConnectionsSM for advertising or public relations purposes and shall only submit information to PeopleSoft Customer ConnectionSM that
                    Licensee owns or has permission to use in such manner.
               c.   To diminish exposure to software viruses, PeopleSoft uses
                    commercially reasonable efforts to test and scan all
                    information entered by PeopleSoft for software viruses prior to submitting it to PeopleSoft Customer ConnectionSM. In consideration of Licensee's being provided access to PeopleSoft Customer ConnectionSM, Licensee shall also use a reliable virus detection system on any software or information posted to PeopleSoft Customer ConnectionSM, utilize back-up procedures, monitor access to PeopleSoft Customer ConnectionSM, promptly notify PeopleSoft of any virus detected within Licensee's systems associated with PeopleSoft Customer ConnectionSM and generally exercise a reasonable degree of caution when utilizing information from PeopleSoft Customer ConnectionSM. PeopleSoft does not warrant that PeopleSoft Customer ConnectionSM will operate without interruption or without errors or without viruses. PeopleSoft reserves the right to modify or suspend PeopleSoft Customer ConnectionSM service in connection with PeopleSoft's provision of Support Services. PeopleSoft assumes no responsibility for anything posted by anyone other than PeopleSoft, including, but not limited to, information about PeopleSoft software, modification code, or portions thereof.
     7. Customer Care - Customer Care will help locate general product information, will place orders for Updates upon Licensee request, and will address business inquiries.
     8. Customer Contact-PeopleSoft shall designate a non-exclusive contact for the limited purpose of identifying the status of logged or initiated cases that Licensee has previously escalated in accordance with the terms of these Support Services. PeopleSoft reserves the right to replace and/or reassign such contact.

                                    SCHEDULE
                                     TO THE
                     SOFTWARE LICENSE AND SERVICES AGREEMENT

This independent Schedule to the Software License and Services Agreement ("Schedule") is made as of June 30, 2004 ("Schedule Effective Date") by and between PeopleSoft USA, Inc. ("PeopleSoft") and ("Licensee"). This Schedule is part of the Software License and Services Agreement between the parties dated June 30, 2004 ("Agreement").

    --------------------------------------------------------------------------------------------------------------------------------
                                                  SOFTWARE LICENSE AND SERVICES FEES
    --------------------------------------------------------------------------------------------------------------------------------
    Total License fees from Exhibit A - Enterprise Software:                                                              [*]
    --------------------------------------------------------------------------------------------------------------------------------
    Total License fees from Exhibit B - Enterprise One Software:                                                          [*]
    --------------------------------------------------------------------------------------------------------------------------------
    TOTAL: SOFTWARE LICENSE FEES:                                                                                         [*]
    --------------------------------------------------------------------------------------------------------------------------------
    PEOPLESOFT TRAINING UNITS
    --------------------------------------------------------------------------------------------------------------------------------
    Theatre             Regions                                               Designated        Number of            Fee
    -------             -------                                               ----------        ---------            ---
                                                                              Region            Training Units
                                                                              ------            --------------
    --------------------------------------------------------------------------------------------------------------------------------
    North America       United States and Canada                              United States     231 units                 [*]
    -------------       ------------------------                              -------------     ---------
    --------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL: TRAINING UNIT FEES                                                                                          [*]
    ----------------------------
    --------------------------------------------------------------------------------------------------------------------------------
    SERVICES
    --------
    --------------------------------------------------------------------------------------------------------------------------------
                             Services                                        Mfr.                      Units              Fee
    --------------------------------------------------------------------------------------------------------------------------------
    Standard Support Services for the Initial Services Term          o   PeopleSoft, Inc.               N/A               [*]
    --------------------------------------------------------------------------------------------------------------------------------
    TOTAL: SERVICES FEES:                                                                                                 [*]
    --------------------------------------------------------------------------------------------------------------------------------
    TOTAL FEES:                                                                                                           [*]
    --------------------------------------------------------------------------------------------------------------------------------

1. Specific Licensed Use: Licensee's use of the Software is limited to each of the following restrictions.

    --------------------------------------------------------------------------------------------------------------------------------
    Territory                                                                                                 WorldWide
    --------------------------------------------------------------------------------------------------------------------------------
    Version             Global Version(1) (indicate the country specific global version for each country      United States
                        for which the Software will be used)                                                  functionality    /
                                                                                                              English language
    --------------------------------------------------------------------------------------------------------------------------------
    Base                Base Employee Count
    Metrics
    --------------------------------------------------------------------------------------------------------------------------------
    Technical           Database Version                                                                      DB2
    Information         ------------------------------------------------------------------------------------------------------------
                        Operating System                                                                      Windows
                        ------------------------------------------------------------------------------------------------------------
                        Hardware Model                                                                        Intel
    --------------------------------------------------------------------------------------------------------------------------------

2. Payment Terms: Payment terms shall be as specified in Section 3 of the underlying Agreement.

3.       Services Terms and Conditions:
3.1 Support Services Terms: Support Services Terms: For a period commencing upon the Schedule Effective Date and terminating one (1) year thereafter ("Initial Services Term"), Licensee shall receive Support Services for the


-----------------------------
(1) Notwithstanding anything in the Agreement to the contrary, Licensee is licensed to use and access only those licensed languages and licensed country specific features/functionalities of the global Software version that are available as of the Schedule Effective Date. Any additional licensed languages or licensed country specific features/functionalities that may become available after the Schedule Effective Date as part of the global version of the Software module(s) licensed pursuant to this Schedule may be used and accessed by Licensee only as may be provided pursuant to Support Services, provided Licensee is a current, compliant subscriber to Support Services.
* This confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

Supportable Modules licensed pursuant to this Schedule for the version which meets the technical environment set forth in section entitled "Specific Licensed Use" for the fees set forth above.

[*]





Thereafter, in the event Support Services are to be provided for the Supportable Modules licensed pursuant to this Schedule, and Licensee has been a compliant, continuous subscriber to Support Services, Licensee shall pay PeopleSoft, on or before the applicable Anniversary Date (defined as the annually recurring month and date of the Schedule Effective Date), the Support Services fee in effect at the time such Support Services are renewed. In the event Support Services are not renewed and Licensee subsequently requests Support Services, PeopleSoft may, in its sole discretion, reinstate Support Services but only after Licensee pays PeopleSoft the annual Support Services fee in effect at the time of such reinstatement, plus a reinstatement fee equal to the number of years or portion thereof during which Licensee was not a subscriber to Support Services multiplied by the annual Support Services fee in effect at the time of such reinstatement.

Notwithstanding anything to the contrary, PeopleSoft agrees that the Minimum Period of Support for Release 8.x of the Software, other than Third Party Software licensed pursuant to a Schedule(s), will be four (4) years from the Date of General Availability of such Software provided that (i) the database, operating systems and hardware with which the Software is compatible remain supported by the respective manufacturers during such period, and (ii) Licensee remains a complaint, continuous subscriber to Support Services and has applied all Updates. For purposes of this Section, "Date of General Availability" means the date on which PeopleSoft began to ship such release, version or Update, and "Release 8.x" means any sequential release of Series 8 of the Software licensed hereunder that has a number or character to the right of the decimal in place of the "x".

Attached hereto as an Exhibit is a copy of PeopleSoft's Software Support Services Terms and Conditions as of the Schedule Effective Date. On each anniversary of the Schedule Effective Date and upon reasonable notice, PeopleSoft has the right to change the terms and conditions of Support Services.

3.2      Purchase, Use and Limitations of PeopleSoft Training Units.
3.2.1.   Training Unit Definitions.
"Designated Region" means the Region selected by Licensee for each Training Unit purchased in this Schedule as identified in the "Designated Region" column in the Training Unit section in the table above. A Training Unit will have only one associated Designated Region.
"Region" means one of the smaller geographic regions that make up each Theatre as set forth in the Training Unit section in the table above. For example, within the North American Theatre, the United States is one Region and Canada is the other Region.
"Theatre" means one of the four (4) geographic areas designated in the Training Unit section in the table above, each of which contains a group of Regions. "Training" means: (a) PeopleSoft education products and services offered: (i) in a PeopleSoft classroom; (ii) in Licensee's classroom; (iii) over the Internet; or (iv) on a compact disc; and (b) certain other education-related services that PeopleSoft makes available to its licensees.
"Training Unit" means a unit that may be purchased by Licensee and redeemed by Licensee for Training in the Designated Region in accordance with the terms and conditions of this Schedule.
3.2.2. Upon receipt of the fees set forth in this Schedule, PeopleSoft will credit Licensee's account with the number and type of Training Units set forth in the table above.
3.2.3. Licensee must select a Designated Region for each Training Unit at the time of purchase. Licensee may only redeem a Training Unit purchased herein for Training provided in the Designated Region, unless Licensee transfers Training Units as follows. Licensee may change the Designated Region for a Training Unit to a different Region within the same Theatre (e.g., Licensee may change the Designated Region from a Region in the EMEA Theatre to any other Region in the EMEA Theatre), provided that for each request: (i) Licensee must transfer a minimum of ten (10) Training

o * This confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

Units to the new Region; and (ii) Licensee must make such request in writing (which may be via e-mail) to Licensee's designated training representative. Licensee may not change the Designated Region for a Training Unit to a Region in another Theatre. In no event shall Licensee be entitled to a refund as a result of changing the Designated Region for applicable Training Units.
3.2.4. The number of Training Units that must be redeemed for each registrant to attend a particular class offered as part of Training will be as reflected on the PeopleSoft Training site of PeopleSoft.com at the time the registrant registers for the class. Licensee may use Training Units for training at Licensee's site only as the parties mutually agree in writing.
3.2.5. Taxes. Licensee will fully reimburse PeopleSoft for all associated taxes, including, but not limited to, any taxes triggered by the initial purchase, and any taxes triggered by the transfer of Training Units from one Region to another.
3.2.6. Training Unit Expiration. Licensee must use Training Units within one (1) year from the Schedule Effective Date. Training Units are non-returnable, and except as explicitly set forth in this Schedule, non-transferable, and except as explicitly set forth on PeopleSoft's training site on PeopleSoft.com, cannot be used as a credit toward any other type of training unit, license or service.

[*]

5. Option to License Additional Software Modules: Provided Licensee has been a continuous, compliant subscriber to Support Services and is not in breach of the terms of the Agreement, PeopleSoft grants Licensee the option for a period of one year from this Schedule Effective Date, to license PeopleSoft software modules which are generally available on the date the option is exercised ("Exercise Date"), at the list license fee less a discount of [*] Licensee can exercise the option by doing the following on the earlier of the date payment is due under PeopleSoft's invoice or the expiration of the option:
(i) executing and delivering to PeopleSoft a mutually acceptable Schedule to this Agreement for such software modules, or (ii) paying the license fee due. Licensee acknowledges that license fees for certain software modules currently are not, and may not be, subject to any discount and no discount will apply to any software modules which are not licensed directly from PeopleSoft. This option does not apply to third party software, or software licensed pursuant to a process involving a Request for Proposal, or where PeopleSoft expended significant additional sales effort, by for example, conducting multiple demonstrations of the functionality of the Software. This option is not a guarantee that such software modules will be made available.

6. Separate Agreement: PeopleSoft may provide services regarding the Software licensed hereunder pursuant to an independent Consulting Services Agreement executed between the parties. Licensee understands and agrees that such Consulting Services Agreement and associated Statements of Services that may be signed are separate and independent contractual obligations from any Schedule or amendment thereto relating to the license of Software. Licensee shall not withhold payments that are due and payable pursuant to this Schedule or any other Schedule(s) or amendment(s) thereto because of the status of work performed under any executed Consulting Services Agreement and associated Statement of Services. In addition, the parties acknowledge that the ability to provide such services: (i) are not exclusive or specific to PeopleSoft; and (ii) are commercially available from a variety of third party service providers.

7. Definitions: Unless otherwise set forth herein, capitalized terms used herein shall have the same meaning ascribed to them in the Agreement.



o
o
o
o
o
o
o
o
o
o
o * This confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

"Accessory Products" mean third party software delivered with the Software as a convenience to Licensee, but not licensed under this Agreement. They are licensed to Licensee pursuant to individual end user license agreements that are contained in the software. Accessory Products are not Supportable Modules.

"Base Metric" means that Metric limit for which Licensee and related entities are licensed to use or benefit from the use of the Software.

"Metric" means that size measurement utilized to: (i) measure the size of Licensee and related entities licensed to use or benefit from the use of the Software; and (ii) define the limitations of the license granted pursuant to the Agreement; and includes Employee Count, Reported Revenues, Student Count, Customer Count and Funds Raised .

"Support Services" means that particular package of services as may be offered by PeopleSoft and selected by Licensee and which are designed to support the Supportable Modules, and the standard terms and conditions thereto, in effect on the later of the following: (i) the date fees are received for such services offered by PeopleSoft which are designed to support the Supportable Modules, and
(ii) the first date of the period for which services offered by PeopleSoft which are designed to support the Supportable Modules are provided.

"Supportable Modules" are those Software modules for which PeopleSoft offers some sort of maintenance services, and are comprised of: (i) Software excluding the Third Party Software modules; (ii) Tools; and (iii) those Third Party Software modules specifically designated in the Schedule as "Supportable Modules".

8. Expiration of Offer: The offer set forth in this Schedule and the Agreement is valid only through June 30, 2004 and if the Schedule and the Agreement are not executed by both parties by such date, the offer is rescinded, all terms are null and void, and neither party shall have any obligation in relation thereto.

9.       Miscellaneous Information:
9.1 Title to Physical Media: Notwithstanding anything in the Agreement to the contrary, (i) in the event physical media for the Software is shipped, title to the physical media for the Software vests in Licensee upon shipment thereof to Licensee and (ii) upon Licensee's reasonable request, PeopleSoft will provide a reasonable number of additional copies of the Software at no additional cost.

-------------------------------------------------------------------------------------------------------------------------------
SHIPPING INFORMATION             BILLING INFORMATION             SITE INFORMATION               TRAINING ADMINISTRATOR
--------------------             -------------------             ----------------               ----------------------
-------------------------------------------------------------------------------------------------------------------------------
Contact:   Bruce DeMarco         Contact:   Bruce DeMarco        Contact:   Bruce DeMarco       Contact:   Bruce DeMarco
-------------------------------------------------------------------------------------------------------------------------------
Address:   16115 NW 52cd Ave.    Address:   16115 NW 52cd Ave.   Address:   16115 NW 52cd Ave.  Address:   16115 NW 52cd Ave.
-------------------------------------------------------------------------------------------------------------------------------
Miami, Fl  33014                 Miami, FL  33014                Miami, FL  33014               Miami, FL  33014
-------------------------------------------------------------------------------------------------------------------------------
Phone:  305-621-8282             Phone:   305-621-8282           Phone:    305-621-8282         Phone:    305-621-8282
-------------------------------------------------------------------------------------------------------------------------------
Fax:  305-925-0637               Fax:   305-925-0637             Fax:   305-925-0637            Fax:   305-925-0637
-------------------------------------------------------------------------------------------------------------------------------

[*]

11.  Order of Precedence:
In the event of any conflicts or inconsistencies between the provisions of this Schedule and the Agreement, the provisions of the Agreement shall prevail.





o * This confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

The undersigned represent and warrant that they are authorized as representatives of the party on whose behalf they are signing to sign this Schedule and to bind their respective party thereto.

ACCEPTED BY:                                 ACCEPTED BY:
LICENSEE                                     PEOPLESOFT USA, INC.

/s/ HOWARD L. FLANDERS                       /s/ ROBERT A. DICRISTINA
-----------------------------------          -----------------------------------
authorized Signature                         Authorized Signature

Howard L. Flanders, EVP & CFO
-----------------------------------          -----------------------------------
Printed Name and Title                       Printed Name and Title

                                    EXHIBIT A
                           ENTERPRISE SOFTWARE MODULES

    ----------------------------------------------------------------------------------------------------
                                               SOFTWARE(2)
    ----------------------------------------------------------------------------------------------------
                   Software Modules                     Mfr.                 Provided         Fee
                                                                              Copies
    ----------------------------------------------------------------------------------------------------
    PEOPLESOFT GLOBAL VERSION APPLICATION SOFTWARE MODULES
    ----------------------------------------------------------------------------------------------------
    [*]
    ----------------------------------------------------------------------------------------------------
    [*]                                           PeopleSoft, Inc.               1            [*]
    ----------------------------------------------------------------------------------------------------
    [*]
    ----------------------------------------------------------------------------------------------------
    [*]                                           PeopleSoft, Inc.               1            [*]
    ----------------------------------------------------------------------------------------------------
    [*]                                           PeopleSoft, Inc.               1            [*]
    ----------------------------------------------------------------------------------------------------
    [*]                                           PeopleSoft, Inc.               1            [*]
    ----------------------------------------------------------------------------------------------------
    [*]                                           PeopleSoft, Inc.               1            [*]
    ----------------------------------------------------------------------------------------------------
    [*]                                           PeopleSoft, Inc.               1            [*]
    ----------------------------------------------------------------------------------------------------
    [*]
    ----------------------------------------------------------------------------------------------------
    [*]                                           PeopleSoft, Inc.               1            [*]
    ----------------------------------------------------------------------------------------------------
    [*]                                           PeopleSoft, Inc.               1            [*]
    ----------------------------------------------------------------------------------------------------
    [*]                                           PeopleSoft, Inc.               1            [*]
    ----------------------------------------------------------------------------------------------------
    [*]                                           PeopleSoft, Inc.               1            [*]
    ----------------------------------------------------------------------------------------------------
    [*]                                           PeopleSoft, Inc.               1            [*]
    ----------------------------------------------------------------------------------------------------
    [*]                                           PeopleSoft, Inc.               1            [*]
    ----------------------------------------------------------------------------------------------------
    [*]                                           PeopleSoft, Inc.               1            [*]
    ----------------------------------------------------------------------------------------------------
    [*]
    ----------------------------------------------------------------------------------------------------
    [*]                                           PeopleSoft, Inc.               1             [*]
    ----------------------------------------------------------------------------------------------------







* This confidential portion has been omitted and filed separately with the Securities and Exchange Commission.


-----------------------------
(2) All Software modules licensed on this Exhibit are PeopleSoft Enterprise Software modules. Unless otherwise explicitly indicated in this Exhibit, all references to Software modules in this Exhibit, including all footnotes, are to PeopleSoft Enterprise Software modules.

    --------------------------------------------------------------------------------------------------------------
    [*]
    --------------------------------------------------------------------------------------------------------------
    [*]                                       PeopleSoft, Inc.                        1                 [*]
    --------------------------------------------------------------------------------------------------------------
    [*]                                       PeopleSoft, Inc.                        1                 [*]
    --------------------------------------------------------------------------------------------------------------
    SUBTOTAL PEOPLESOFT ENTERPRISE SOFTWARE LICENSE FEES:                                               [*]
    --------------------------------------------------------------------------------------------------------------
    TOTAL LICENSE FEES ON THIS EXHIBIT:                                                                 [*]
    --------------------------------------------------------------------------------------------------------------







* This confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B

                         ENTERPRISEONE SOFTWARE MODULES

    -----------------------------------------------------------------------------------------------------------
    [*]
    -----------------------------------------------------------------------------------------------------------
                         Software Modules                   Mfr.                 Provided Copies     Fee
    -----------------------------------------------------------------------------------------------------------
    [*]
    -----------------------------------------------------------------------------------------------------------
    [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             1.       PeopleSoft, Inc.           1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------




* This confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    [*]
    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------





* This confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

    -----------------------------------------------------------------------------------------------------------
    [*]                                             PeopleSoft, Inc.                    1            [*]
    -----------------------------------------------------------------------------------------------------------
    TOTAL LICENSE FEES:                                                                              [*]
    -----------------------------------------------------------------------------------------------------------










* This confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

             Software Support Services Terms and Conditions Exhibit

                                       to

          Software License and Services Agreement, Dated June 30, 2004

                                 by and between

            PeopleSoft USA, Inc. and All American Semiconductor, Inc.

                    (Attached hereto and made a part hereof)

Software Support Services Terms and Conditions

Standard Support Services


Standard Support Services Coverage. PeopleSoft will provide the following services to Licensees who have subscribed to Standard Support Services, provided Licensee fulfills the Licensee Obligations.
     9. Software Maintenance-PeopleSoft will periodically issue Fixes to Errors and Updates to Software.
     10. Designated Employees-Licensee may designate a maximum of four (4) employees who are responsible for resolving user issues, and only such designated employees may contact PeopleSoft for the provision of Support Services.
     11. Priority Level of Errors-Errors will be addressed in accordance with the following protocols:
              Priority l Errors - PeopleSoft shall make reasonable attempts to acknowledge Priority 1 cases within two (2) hours from the time that the case was placed and to initiate the following procedures:
              (1) assign PeopleSoft specialists to commence correction of the Error; (2) provide ongoing communication on the status of the corrections; and (3) commence to provide a Workaround or a Fix. Priority 2 Errors-PeopleSoft shall make reasonable attempts to acknowledge Priority 2 cases within six (6) hours from the time that the case was placed and to initiate the following procedures:
              (1) assign a PeopleSoft specialist to commence correction of the Error; (2) commence to provide a Workaround or a Fix; and (3) provide escalation procedures as reasonably determined by PeopleSoft support staff.

              Priority 3 Errors-PeopleSoft shall make reasonable attempts to acknowledge Priority 3 cases within twenty four (24) hours from the time the case was placed.
     12. Escalation Process - If Licensee's attempts to have an Error resolved are not successful or have not proven satisfactory, or if there are extenuating circumstances which change the priority of an Error, the following escalation procedures shall apply:

              During Business Hours - If circumstances cause the Error to be more critical, Licensee will contact the assigned PeopleSoft application support specialist. If by discussing the Error with the assigned support specialist, Licensee believes the assigned support specialist is not providing an appropriate response likely to resolve the Error, Licensee may request that the support specialist escalate the case to a PeopleSoft application support manager.

              The on-call support specialist will refer cases to the after-hours support line. If the Error is critically affecting the License's production system, the on-call support specialist will work to the best of his ability to resolve it. This may include:
                  a. Contacting the backup on-call specialist;
                  b. Contacting a member of the application support group;
                  c. Calling the application support manager who will then,
                  d. Escalate the Error to the attention of the development
                     product manager, who may
                  e. Call the individual developer on their team having the
                     skill to resolve coding Errors.

              If the case is not critical in nature, the specialist will inform Licensee that the Error will be handled during the next business day. The on-call specialist will not help resolve problems resulting solely from Licensee's procedures and operating methods.

              Licensee will be responsible for problems caused by its own actions, and the associated time spent by PeopleSoft. The terms of this Section set forth Licensee's sole and exclusive remedy regarding response times and escalation of issues.

     13. Telephone Support -PeopleSoft provides telephone support concerning use of the Software. Except for designated holidays, PeopleSoft's standard United States Global Support Center telephone hours are Monday through Friday, 4:00 a.m. to 6:00 p.m., Pacific Time. PeopleSoft's Customer Services Guide identifies other Global Support Center locations and local operating hours. Telephone Support is also available 24-hours-a-day, 7-days-a-week for in-production customers who need to resolve Priority 1 Errors outside of standard support hours.
     14.  PeopleSoft Customer ConnectionSM
               a. PeopleSoft Customer ConnectionSM is an on-line system that permits Licensee to log cases to PeopleSoft and features postings by PeopleSoft and customers regarding technical and non-technical topics of interest. Licensee may access PeopleSoft Customer ConnectionSM via internet access at its own expense. Licensee assumes all risk related to and arising out of accessing PeopleSoft Customer ConnectionSM.
               b. Updates and Fixes may be delivered to Licensee through PeopleSoft Customer ConnectionSM, or by mail from PeopleSoft upon Licensee's written request. PeopleSoft information posted to Customer ConnectionSM is confidential and proprietary and shall only be used in connection with Licensee's use of the Software and informational communications with other PeopleSoft Customer ConnectionSM participants. PeopleSoft shall have the right to publish, modify and distribute any information or software provided by Licensee to Customer ConnectionSM in all languages. Licensee shall not use PeopleSoft Customer ConnectionsSM for advertising or public relations purposes and shall only submit information to PeopleSoft Customer ConnectionSM that
                    Licensee owns or has permission to use in such manner.
               c.   To diminish exposure to software viruses, PeopleSoft uses
                    commercially reasonable efforts to test and scan all
                    information entered by PeopleSoft for software viruses prior to submitting it to PeopleSoft Customer ConnectionSM. In consideration of Licensee's being provided access to PeopleSoft Customer ConnectionSM, Licensee shall also use a reliable virus detection system on any software or information posted to PeopleSoft Customer ConnectionSM, utilize back-up procedures, monitor access to PeopleSoft Customer ConnectionSM, promptly notify PeopleSoft of any virus detected within Licensee's systems associated with PeopleSoft Customer ConnectionSM and generally exercise a reasonable degree of caution when utilizing information from PeopleSoft Customer ConnectionSM. PeopleSoft does not warrant that PeopleSoft Customer ConnectionSM will operate without interruption or without errors or without viruses. PeopleSoft reserves the right to modify or suspend PeopleSoft Customer ConnectionSM service in connection with PeopleSoft's provision of Support Services. PeopleSoft assumes no responsibility for anything posted by anyone other than PeopleSoft, including, but not limited to, information about PeopleSoft software, modification code, or portions thereof.
     15. Customer Care - Customer Care will help locate general product information, will place orders for Updates upon Licensee request, and will address business inquiries.
     16. Customer Contact-PeopleSoft shall designate a non-exclusive contact for the limited purpose of identifying the status of logged or initiated cases that Licensee has previously escalated in accordance with the terms of these Support Services. PeopleSoft reserves the right to replace and/or reassign such contact.

                                    SCHEDULE
                                     TO THE
                     SOFTWARE LICENSE AND SERVICES AGREEMENT

This independent Schedule to the Software License and Services Agreement ("Schedule") is made as of June 30, 2004 ("Schedule Effective Date") by and between PeopleSoft USA, Inc. ("PeopleSoft") and All American Semiconductor, Inc. ("Licensee"). This Schedule is part of the Software License and Services Agreement between the parties dated June 30, 2004 ("Agreement").

    -------------------------------------------------------------------------------------------------------------------------
                                                          SOFTWARE / SERVICES
    -------------------------------------------------------------------------------------------------------------------------
                         Software Modules                               Mfr.                      Provided         Fee
                                                                                                   Copies
    -------------------------------------------------------------------------------------------------------------------------
    Third Party Software
    -------------------------------------------------------------------------------------------------------------------------
    MicroStrategy Web Professional User Packs for 5 Named       MicroStrategy, Inc.                  1             [*]
    Users for PeopleSoft EnterpriseOne and World Analytics(3)
    -------------------------------------------------------------------------------------------------------------------------
    MicroStrategy Foundation for PeopleSoft EnterpriseOne and   MicroStrategy, Inc.                  1             [*]
    World Analytics(4)
    -------------------------------------------------------------------------------------------------------------------------
    MicroStrategy Web Analyst User Packs for 5 Named Users      MicroStrategy, Inc.                  1             [*]
    for PeopleSoft EnterpriseOne and World Analytics(5)
    -------------------------------------------------------------------------------------------------------------------------
    MicroStrategy Web Reporter User Packs for 5 Named Users     MicroStrategy, Inc.                  1             [*]
    for PeopleSoft EnterpriseOne and World Analytics(6)
    -------------------------------------------------------------------------------------------------------------------------
    TOTAL LICENSE FEES:                                                                                            [*]
    =========================================================================================================================
                             Services                                   Mfr.                       Units           Fee
    -------------------------------------------------------------------------------------------------------------------------
    Other Services
    -------------------------------------------------------------------------------------------------------------------------
    Standard Support Services for the Initial Services Term     5.       PeopleSoft, Inc.            N/A           [*]
    -------------------------------------------------------------------------------------------------------------------------
    TOTAL OTHER SERVICES FEES:                                                                                     [*]
    -------------------------------------------------------------------------------------------------------------------------
    TOTAL FEES:                                                                                                    [*]
    =========================================================================================================================

1. Specific Licensed Use: Licensee's use of the Third Party Software is limited to each of the following restrictions.

    --------------------------------------------------------------------------------------------------------------------------------
    Territory                                                                                                 WorldWide
    --------------------------------------------------------------------------------------------------------------------------------
    Version           Global Version(7) (indicate the country specific global version for each country        United States
                      within the Territory in which or for which the Third Party Software will be used)       functionality     /
                                                                                                              English language
    --------------------------------------------------------------------------------------------------------------------------------

-----------------------------
(3) Comprised of (i) Five (5) Named Users of MicroStrategy Intelligence Server Enterprise Edition; (ii) Five (5) Named Users of MicroStrategy Web Professional and (iii) Five (5) Named Users of MicroStrategy OLAP Services. Requires MicroStrategy Foundation for PeopleSoft EnterpriseOne and World Analytics.
(4) MicroStrategy Foundation for PeopleSoft EnterpriseOne and World Analytics is comprised of (i) One (1) Named User of MicroStrategy Architect and (ii) Two (2) Named Users of MicroStrategy Desktop Designer. This Third Party Software module is a Supportable Module.
(5) Comprised of (i) Five (5) Named Users of MicroStrategy Intelligence Server Enterprise Edition; (ii) Five (5) Named Users of MicroStrategy Web Analyst and
(iii) Five (5) Named Users of MicroStrategy OLAP Services. Requires MicroStrategy Foundation for PeopleSoft EnterpriseOne and World Analytics.
(6) Comprised of (i) Five (5) Named Users of MicroStrategy Intelligence Server Enterprise Edition; (ii) Five (5) Named Users of MicroStrategy Web Reporter and
(iii) Five (5) Named Users of MicroStrategy OLAP Services. Requires MicroStrategy Foundation for PeopleSoft EnterpriseOne and World Analytics.


* * This confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

    ----------------------------------------------------------------------------
                      Database Version                             DB2
                    ------------------------------------------------------------
                      Operating System                             Windows
    Technical       ------------------------------------------------------------
    Information       Hardware Model                               Intel
    ----------------------------------------------------------------------------

2.       License Restrictions:
         [*]
2.1      Restrictions on Use:  [*]
2.2      Additional Restrictions:  [*]
2.3      Limitation of Liability:  [*]

3.       Limited Warranty: [*]
3.1      [*]
3.2      [*]
3.3      [*]




--------------------------------------------------------------------------------
(7) Notwithstanding anything in the Agreement to the contrary, Licensee is licensed to use and access only those licensed languages and licensed country specific features/functionalities of the global Third Party Software version that are available as of the Schedule Effective Date. Any additional licensed languages or licensed country specific features/functionalities that may become available after the Schedule Effective Date as part of the global version of the Third Party Software module(s) licensed pursuant to this Schedule may be used and accessed by Licensee only as may be provided pursuant to Support Services, provided Licensee is a current, compliant subscriber to Support Services.
* * This confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

3.4      [*]
3.5      [*]

4.       Indemnities:
4.1      [*]

4.2      [*]
4.3      [*]


* * This confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

5.       Payment Terms:  [*]

6.       Services Terms and Conditions:
6.1      Support Services Terms:  [*]
6.2      MicroStrategy Support:  [*]
6.3      [*]
6.4      [*]
6.4.1    [*]

7. Separate Agreement: PeopleSoft may provide services regarding the Third Party Software licensed hereunder pursuant to an independent Consulting Services Agreement executed between the parties. Licensee understands and agrees that such Consulting Services Agreement and associated Statements of Services that may be signed are separate and independent contractual obligations from any Schedule or amendment thereto relating to the license of Third Party Software. Licensee shall not withhold payments that are due and payable pursuant to this Schedule or any other Schedule(s) or amendment(s) thereto because of the status of work performed under any executed Consulting Services Agreement and associated Statement of Services. In addition, the parties acknowledge that the ability to provide such services: (i) are not exclusive or specific to PeopleSoft; and (ii) are commercially available from a variety of third party service providers.

8. Definitions: Unless otherwise set forth herein, capitalized terms used herein shall have the same meaning ascribed to them in the Agreement.

"Named User" means one (1) identified user who may access the Third Party Software or reports or messages generated by the Third Party Software. Licensee may permanently replace one Named User with another if the original Named User no longer has access to the Third Party Software or to reports or messages generated by the Third Party Software.

"Project" means a single reporting application residing in the MicroStrategy metadata.

"Standard Data Model" means the data model created by PeopleSoft which may be modified by Licensee as long as such modifications do not expand the analytic scope of the data model.



* * This confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

 "Support Services" means that particular package of services as may be offered by PeopleSoft and selected by Licensee and which are designed to support the Supportable Modules, and the standard terms and conditions thereto, in effect on the later of the following: (i) the date fees are received for such services offered by PeopleSoft which are designed to support the Supportable Modules, and
(ii) the first date of the period for which services offered by PeopleSoft which are designed to support the Supportable Modules are provided.

"Supportable Modules" are those Software modules for which PeopleSoft offers some sort of maintenance services, and are comprised of: (i) Software excluding the Third Party Software modules; (ii) Tools; and (iii) those Third Party Software modules specifically designated in the Schedule as "Supportable Modules".

9. Expiration of Offer: The offer set forth in this Schedule and in the Agreement is valid only through June 30, 2004, and if the Schedule and Agreement, if applicable, are not executed by such date, the offer is rescinded, all terms are null and void, and neither party shall have any obligation in relation thereto.

10.      Miscellaneous Information:
10.1 Title to Physical Media: Notwithstanding anything in the Agreement to the contrary, (i) in the event physical media for the Third Party Software is shipped, title to the physical media for the Third Party Software vests in Licensee upon shipment thereof to Licensee and (ii) upon Licensee's reasonable request, PeopleSoft will provide a reasonable number of additional copies of the Third Party Software at no additional cost.
10.2

----------------------------------------------------------------------------------------------------------------------------------
SHIPPING INFORMATION                BILLING INFORMATION            SITE INFORMATION                 TRAINING ADMINISTRATOR
--------------------                -------------------            ----------------                 ----------------------
----------------------------------------------------------------------------------------------------------------------------------
Contact:  Bruce DeMarco             Contact: same                  Contact: same                    Contact: same
----------------------------------------------------------------------------------------------------------------------------------
Address:  16115 NW 52cd Ave.        Address: same                  Address: same                    Address: same
----------------------------------------------------------------------------------------------------------------------------------
Miami, FL  33014
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Phone:   305-621-8282               Phone: same                    Phone: same                      Phone: same
----------------------------------------------------------------------------------------------------------------------------------
Fax:   305-925-0637                 Fax: same                      Fax: same                        Fax:
----------------------------------------------------------------------------------------------------------------------------------
email:   demarco@allamerican.com    email: same                    email: same                      email: same
----------------------------------------------------------------------------------------------------------------------------------

11.  Order of Precedence:
In the event of any conflicts or inconsistencies between the provisions of this Schedule and the Agreement, the provisions of this Schedule shall prevail.

The undersigned represent and warrant that they are authorized as representatives of the party on whose behalf they are signing this Schedule and to bind their respective party thereto.

ACCEPTED BY:                                  ACCEPTED BY:
ALL AMERICAN SEMICONDUCTOR, INC.              PEOPLESOFT USA, INC.

/s/ HOWARD L. FLANDERS                        /s/ ROBERT DICRISTINA
---------------------------------------       ----------------------------------
authorized Signature                          Authorized Signature

Howard L. Flanders, EVP & CFO
---------------------------------------       ----------------------------------
Printed Name and Title                        Printed Name and Title

             Software Support Services Terms and Conditions Exhibit

                                       to

          Software License and Services Agreement, Dated June 30, 2004

                                 by and between

            PeopleSoft USA, Inc. and All American Semiconductor, Inc.

                    (Attached hereto and made a part hereof)

Software Support Services Terms and Conditions

Standard Support Services


Standard Support Services Coverage. PeopleSoft will provide the following services to Licensees who have subscribed to Standard Support Services, provided Licensee fulfills the Licensee Obligations.
     17. Software Maintenance-PeopleSoft will periodically issue Fixes to Errors and Updates to Software.
     18. Designated Employees-Licensee may designate a maximum of four (4) employees who are responsible for resolving user issues, and only such designated employees may contact PeopleSoft for the provision of Support Services.
     19. Priority Level of Errors-Errors will be addressed in accordance with the following protocols:
              Priority l Errors - PeopleSoft shall make reasonable attempts to acknowledge Priority 1 cases within two (2) hours from the time that the case was placed and to initiate the following procedures:
              (1) assign PeopleSoft specialists to commence correction of the Error; (2) provide ongoing communication on the status of the corrections; and (3) commence to provide a Workaround or a Fix. Priority 2 Errors-PeopleSoft shall make reasonable attempts to acknowledge Priority 2 cases within six (6) hours from the time that the case was placed and to initiate the following procedures:
              (1) assign a PeopleSoft specialist to commence correction of the Error; (2) commence to provide a Workaround or a Fix; and (3) provide escalation procedures as reasonably determined by PeopleSoft support staff.

              Priority 3 Errors-PeopleSoft shall make reasonable attempts to acknowledge Priority 3 cases within twenty four (24) hours from the time the case was placed.
     20. Escalation Process - If Licensee's attempts to have an Error resolved are not successful or have not proven satisfactory, or if there are extenuating circumstances which change the priority of an Error, the following escalation procedures shall apply:

              During Business Hours - If circumstances cause the Error to be more critical, Licensee will contact the assigned PeopleSoft application support specialist. If by discussing the Error with the assigned support specialist, Licensee believes the assigned support specialist is not providing an appropriate response likely to resolve the Error, Licensee may request that the support specialist escalate the case to a PeopleSoft application support manager.

              The on-call support specialist will refer cases to the after-hours support line. If the Error is critically affecting the License's production system, the on-call support specialist will work to the best of his ability to resolve it. This may include:
                  a. Contacting the backup on-call specialist;
                  b. Contacting a member of the application support group;
                  c. Calling the application support manager who will then,
                  d. Escalate the Error to the attention of the development
                     product manager, who may
                  e. Call the individual developer on their team having the
                     skill to resolve coding Errors.

              If the case is not critical in nature, the specialist will inform Licensee that the Error will be handled during the next business day. The on-call specialist will not help resolve problems resulting solely from Licensee's procedures and operating methods.

              Licensee will be responsible for problems caused by its own actions, and the associated time spent by PeopleSoft. The terms of this Section set forth Licensee's sole and exclusive remedy regarding response times and escalation of issues.

     21. Telephone Support -PeopleSoft provides telephone support concerning use of the Software. Except for designated holidays, PeopleSoft's standard United States Global Support Center telephone hours are Monday through Friday, 4:00 a.m. to 6:00 p.m., Pacific Time. PeopleSoft's Customer Services Guide identifies other Global Support Center locations and local operating hours. Telephone Support is also available 24-hours-a-day, 7-days-a-week for in-production customers who need to resolve Priority 1 Errors outside of standard support hours.
     22.  PeopleSoft Customer ConnectionSM
               a. PeopleSoft Customer ConnectionSM is an on-line system that permits Licensee to log cases to PeopleSoft and features postings by PeopleSoft and customers regarding technical and non-technical topics of interest. Licensee may access PeopleSoft Customer ConnectionSM via internet access at its own expense. Licensee assumes all risk related to and arising out of accessing PeopleSoft Customer ConnectionSM.
               b. Updates and Fixes may be delivered to Licensee through PeopleSoft Customer ConnectionSM, or by mail from PeopleSoft upon Licensee's written request. PeopleSoft information posted to Customer ConnectionSM is confidential and proprietary and shall only be used in connection with Licensee's use of the Software and informational communications with other PeopleSoft Customer ConnectionSM participants. PeopleSoft shall have the right to publish, modify and distribute any information or software provided by Licensee to Customer ConnectionSM in all languages. Licensee shall not use PeopleSoft Customer ConnectionsSM for advertising or public relations purposes and shall only submit information to PeopleSoft Customer ConnectionSM that
                    Licensee owns or has permission to use in such manner.
               c.   To diminish exposure to software viruses, PeopleSoft uses
                    commercially reasonable efforts to test and scan all
                    information entered by PeopleSoft for software viruses prior to submitting it to PeopleSoft Customer ConnectionSM. In consideration of Licensee's being provided access to PeopleSoft Customer ConnectionSM, Licensee shall also use a reliable virus detection system on any software or information posted to PeopleSoft Customer ConnectionSM, utilize back-up procedures, monitor access to PeopleSoft Customer ConnectionSM, promptly notify PeopleSoft of any virus detected within Licensee's systems associated with PeopleSoft Customer ConnectionSM and generally exercise a reasonable degree of caution when utilizing information from PeopleSoft Customer ConnectionSM. PeopleSoft does not warrant that PeopleSoft Customer ConnectionSM will operate without interruption or without errors or without viruses. PeopleSoft reserves the right to modify or suspend PeopleSoft Customer ConnectionSM service in connection with PeopleSoft's provision of Support Services. PeopleSoft assumes no responsibility for anything posted by anyone other than PeopleSoft, including, but not limited to, information about PeopleSoft software, modification code, or portions thereof.
     23. Customer Care - Customer Care will help locate general product information, will place orders for Updates upon Licensee request, and will address business inquiries.
     24. Customer Contact-PeopleSoft shall designate a non-exclusive contact for the limited purpose of identifying the status of logged or initiated cases that Licensee has previously escalated in accordance with the terms of these Support Services. PeopleSoft reserves the right to replace and/or reassign such contact.